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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts", and to the use of our report dated March 2, 2000 in the Registration Statement (Form S-1 No 333-33434) and related Prospectus of XACCT Technologies Ltd. for the registration of 5,000,000 shares of its ordinary shares.






Tel-Aviv, Israel
October 4, 2000




                                       /s/ KOST, FORER AND GABBAY
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                                           KOST, FORER & GABBAY
                                       A member of Ernst & Young international